Exhibit 10.4

INTERCREDITOR AGREEMENT

This AGREEMENT (this “Agreement”) dated as of February 15, 2022 by and among, SCE Recovery Funding LLC, a Delaware limited liability company (the “ Issuer”), The Bank of New York Mellon Trust Company, N.A., a national banking association, in its capacity as indenture trustee (including any successor in such capacity, the “Initial Trustee”) under the Initial Indenture referred to below, Southern California Edison Company, in its capacity as the seller and initial servicer of the Initial Recovery Property referred to below (including any successor in such capacity, the “Initial Seller” and “Initial Servicer”, respectively), The Bank of New York Mellon Trust Company, N.A., a national banking association, in its capacity as indenture trustee (including any successor in such capacity, the “Trustee”, under the Indenture referred to below, and Southern California Edison Company, in its capacity as the seller and initial servicer of the Recovery Property referred to below (including any successor in such capacity, the “Seller” and “Servicer”) (the Issuer, Southern California Edison Company, in its capacities as Initial Servicer and Initial Seller and Servicer and Seller, the Initial Trustee and the Trustee are collectively referred to as the “Parties”);

WHEREAS, pursuant to the terms of the Recovery Property Purchase and Sale Agreement dated as of February 24, 2021, between the Issuer and Southern California Edison Company, in its capacity as the Initial Seller (as it may hereafter from time to time be amended, restated or modified, the “Initial Sale Agreement”), Southern California Edison Company has sold to the Issuer certain assets known as “Recovery Property” which includes the “Recovery Charges” (hereinafter, the “Initial Recovery Property” and the “Initial Recovery Charges”, respectively );

WHEREAS, pursuant to the terms of the Indenture dated as of February 24, 2021, among the Issuer and the Initial Trustee, in its capacity as indenture trustee and in its separate capacity as a securities intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “Initial Indenture”), the Issuer, among other things, has pledged and assigned to the Initial Trustee, and granted a security interest in, the Initial Recovery Property and certain other rights and assets (collectively, the “Initial Bond Collateral”) to secure, among other things, the recovery bonds issued pursuant to the Initial Indenture (“Initial Recovery Bonds”) (the Initial Trustee, together with the holders of the Initial Recovery Bonds and any other beneficiaries under the Initial Indenture, are collectively referred to as the “Initial Secured Parties”);

WHEREAS, Section 3.23 of the Initial Indenture provides that the Issuer shall not issue any Additional Recovery Bonds (as defined in the Initial Indenture) if the issuance, in and of itself, of such Additional Recovery Bonds would result in the then-current ratings on any Outstanding Recovery Bonds (as defined in the Initial Indenture) or Additional Recovery Bonds being reduced or withdrawn;

WHEREAS, pursuant to the terms of the Recovery Property Servicing Agreement dated of February 24, 2021, between the Issuer and the Initial Servicer (as it may hereafter from time to time be amended, restated or modified, the “Initial Servicing Agreement”), the Initial Servicer has agreed to provide for the benefit of the Issuer and the Initial Secured Parties servicing functions with respect to the Initial Recovery Charges;

WHEREAS, pursuant to the terms of Sale Agreement dated as of February 15, 2022, between the Issuer and Southern California Edison Company, in its capacity as seller (as it may hereafter from time to time be amended, restated or modified, the “Sale Agreement”), Southern California Edison Company has sold to the Issuer certain assets known as “Recovery Property” which includes the “Recovery Charges” (hereinafter, the “Recovery Property” and the “Recovery Charges”);

WHEREAS, pursuant to the terms of the Indenture dated as of February 15, 2022, among the Issuer and the Indenture Trustee, in its capacity as indenture trustee and in its separate capacity as a securities intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented by a Series Supplement, such Series Supplement and Indenture being collectively referred to herein as the “Indenture”), the Issuer, among other things, has pledged and assigned to Trustee, and granted a security interest in, the Initial Recovery Property and certain other rights and assets (collectively, the “Collateral”), to secure, among other things, the recovery bonds issued pursuant to the Indenture (“Recovery Bonds”) (the Trustee, together with the holders of the Recovery Bonds and any other beneficiaries under the Indenture, are collectively referred to as the “Secured Parties”);

WHEREAS, pursuant to the terms of the Recovery Property Servicing Agreement dated as of February 15, 2022, between the Issuer and the Servicer (as it may hereafter from time to time be amended, restated or modified, the “Servicing Agreement” and, together with the Initial Servicing Agreement, the “Servicing Agreements”), the Servicer has agreed to provide for the benefit of the Issuer servicing functions with respect to the Recovery Charges;

WHEREAS, the conditions set forth in Section 3.23 of the Initial Indenture described above have been satisfied;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Acknowledgment of Ownership Interests and Security Interests. The Parties hereby acknowledge as follows:

(a) the Issuer has pledged and assigned, and granted a security interest in the Collateral, to the Trustee for the benefit of the holders of the Recovery Bonds and any other Secured Parties, and neither the Initial Trustee nor the holders of the Initial Recovery Bonds nor any other Initial Secured Party shall have any rights or interest in or to the Bond Collateral; and

(b) the Issuer has pledged and assigned, and granted a security interest in the Initial Bond Collateral, to the Initial Trustee for the benefit of the holders of the Initial Recovery Bonds and any other Initial Secured Parties, and neither the Trustee nor the holders of the Recovery Bonds or any other Secured Party shall have any rights or interest to the Initial Bond Collateral.

SECTION 2. Method of Adjustment and Allocation. Each of the Parties hereto acknowledge that: (i) the Initial Servicer will adjust, calculate and allocate payments of Initial Recovery Charges in accordance with Section 4.01 of the Initial Servicing Agreement and Section 6 of Annex 1 of the Initial Servicing Agreement in the form attached thereto, and (ii) the Servicer will adjust, calculate and allocate payments of Recovery Charges in accordance with Section 4.01 of the Servicing Agreement and Section 6 of Annex 1 of the Servicing Agreement in the form attached thereto. Each of the parties hereto hereby acknowledges that (a) none of the Initial Secured Parties shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the Servicing Agreement and Annex 1 thereto, or any adjustment, calculation and allocation thereunder, and (b) none of the Secured Parties shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the Initial Servicing Agreement and Annex 1 thereto, or any adjustment, calculation and allocation thereunder. Accordingly, (A) each of the Initial Secured Parties may, solely for the purpose of this Agreement, conclusively rely on the accuracy of the calculations of the Servicer in making adjustments, calculations and allocations under the Servicing Agreement and Annex I thereto, and (B) each of the Secured Parties may, solely for the purpose of this Agreement, conclusively rely on the accuracy of the calculations of the Initial Servicer in making adjustments, calculations and allocations under the Initial Servicing Agreement and Annex I thereto. Such acknowledgement shall not relieve the Southern California Edison Company of any of its obligations to make payments in accordance with the terms of the Initial Sale Agreement and the Sale Agreement, nor shall it relieve the Initial Servicer or the Servicer of their obligations under the Initial Servicing Agreement and the Servicing Agreement, respectively.

SECTION 3. Termination. This Agreement shall terminate at such time as either the Initial Trustee or Trustee certifies that the recovery bonds issued under their respective indenture, together with all other obligations payable from the respective bond collateral, have been fully paid and discharged; provided that the understandings and acknowledgements contained in Section 1 shall survive the termination of this Agreement.

SECTION 4. GOVERNING LAW, WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY.

SECTION 5. Further Assurances. Each of the Parties agree to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at no expense to such party. Notwithstanding anything herein to the contrary, neither the Initial Trustee nor the Trustee shall be required to execute any such agreements, instruments, releases or other documents unless directed to do so by an “Issuer Order” or “Issuer Request,” as such terms are defined in the applicable indenture.

SECTION 6. Limitation on Rights of Others. This Agreement is solely for the benefit of the Issuer, the Initial Secured Parties and the Secured Parties, and neither Southern California Edison Company nor other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 7. Amendments. In the event that Southern California Edison Company hereafter causes recovery property, or similar property rights consisting of the right to bill, collect and adjust a nonbypassable charge, to be created under any financing order and acts as servicer for the recovery bonds issued pursuant to such financing order, the parties hereto agree that this Agreement may be amended and restated (i) to add as parties hereto the relevant issuer of such recovery bonds, the indenture trustee therefor, and the servicer of such recovery property and (ii) to reflect the rights and obligations of such parties with respect to such recovery property on terms substantially similar to the rights and obligations of the issuers, trustees and servicers currently party hereto; provided that no such amendment shall be effective unless (x) evidenced by written instrument signed by the parties hereto and such additional parties and (y) the Rating Agency Condition (as defined in the Initial Indenture and the Indenture) shall have been satisfied with respect thereto and provided, further, that no party hereto shall be required to execute any such amended agreement on terms which are materially more disadvantageous to it or the Holders (as defined in the respective Indenture) than those contained herein. Neither the Initial Trustee nor the Trustee shall be required to execute any such amendment unless directed to do so by an “Issuer Order” or “Issuer Request” (as defined in the Initial Indenture and the Indenture).

SECTION 8. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons, or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10. Trustees. The Bank of New York Mellon Trust Company, N.A., as Initial Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Initial Indenture. The Bank of New York Mellon Trust Company, N.A., as Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Indenture.

SECTION 11. Notices, Etc. Any notice provided or permitted by this Agreement to be made upon, given or furnished to or filed with any party hereto shall be shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing by electronic means, facsimile transmission, first-class mail or overnight delivery service to the applicable party at its address set forth on Section 10.04 of each of the Initial Indenture and the Indenture or, as to any party, at such other address as shall be designated by such party by written notice to the other parties hereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AS INITIAL ISSUER AND ISSUER:

SCE RECOVERY FUNDING LLC, a Delaware limited liability company

By:
Name:
Title:

AS INITIAL TRUSTEE AND SECURITIES INTERMEDIARY AND AS TRUSTEE AND SECURITIES INTERMEDIARY: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a National Banking Association

By:
Name:
Title: